SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 24, 2003

DRESSER, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-60778	75-2795365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15455 Dallas Parkway, Suite 1100

Addison, Texas 75001

(Address of principal executive offices) (zip code)

(972) 361-9800

(Registrant’s Telephone Number, Including Area Code)

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

The following Exhibits are filed herewith:

99.1    Advisory.

Item 9.    Regulation FD Disclosure

On April 24, 2003, Dresser, Inc. issued an advisory announcing the disclosure of certain cost saving results and projections that will be included in a presentation at the First Reserve Corporation Annual Meeting of Investors 2003, on April 25, 2003. The presentation will be posted on the company’s website at www.dresser.com. A copy of the advisory is attached hereto as Exhibit 99.1 and hereby incorporated by this reference.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER, INC.

Date:	April 24, 2003	By:	/s/ PATRICK M. MURRAY
Patrick M. Murray Chief Executive Officer

/s/ JAMES A. NATTIER
James A. Nattier Executive Vice President and Chief Financial Officer

/s/ DALE B. MIKUS
Dale B. Mikus Vice President – Finance and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Advisory

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